Certain information in this Supplemental Information Package contain Non-GAAP financial measures. These Non-GAAP financial measures are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States of America. Please see page 15 for a definition of these Non-GAAP financial measures and page 7 for the reconciliation of certain captions in the Supplemental Information Package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-Q.

UMH Properties, Inc. | Second Quarter FY 2018 Supplemental Information	2

Financial Highlights
(unaudited)	Three Months Ended		Six Months Ended
	6/30/2018	6/30/2017	6/30/2018	6/30/2017
Operating Information
Number of Communities			114	107
Number of Sites			20,602	19,383
Rental and Related Income	$28,237,771	$25,293,961	$55,508,248	$49,824,316
Community Operating Expenses	$12,715,180	$11,871,578	$25,469,996	$23,351,937
Community NOI	$15,522,591	$13,422,383	$30,038,252	$26,472,379
Expense Ratio	45.0%	46.9%	45.9%	46.9%
Sales of Manufactured Homes	$3,860,779	$3,523,887	$6,386,266	$5,442,081
Number of Homes Sold	70	65	124	108
Number of Rentals Added	224	190	389	433
Net Income (Loss)	$20,071,984	$3,589,871	$(2,136,353)	$5,875,417
Net Income (Loss) Attributable to Common Shareholders	$14,948,727	$(199,876)	$(12,205,783)	$(1,704,077)
Adjusted EBITDA	$15,272,489	$14,535,215	$30,230,998	$27,511,654
FFO	$22,777,912	$6,526,591	$3,233,741	$11,587,008
Core FFO	$6,154,242	$6,526,591	$12,508,890	$11,587,008
Normalized FFO	$6,679,242	$5,506,714	$13,013,783	$10,535,240

Shares Outstanding and Per Share Data
Weighted Average Shares Outstanding
Basic	36,600,643	31,769,287	36,245,684	30,888,218
Diluted	36,971,345	31,769,287	36,245,684	30,888,218
Net Income (Loss) Attributable to Common Shareholders per share
Basic	$0.41	$(0.01)	$(0.34)	$(0.06)
Diluted	$0.40	$(0.01)	$(0.34)	$(0.06)
FFO per Share- Diluted	$0.62	$0.20	$0.09	$0.37
Core FFO per Share- Diluted	$0.16	$0.20	$0.34	$0.37
Normalized FFO per Share- Diluted	$0.18	$0.17	$0.36	$0.34
Dividends per Common Share	$0.18	$0.18	$0.36	$0.36

Balance Sheet
Total Assets			$862,752,684	$746,221,437
Total Liabilities			$400,226,875	$389,229,804

Market Capitalization
Total Debt, Net of Unamortized Debt Issuance Costs			$386,420,370	$375,481,649
Equity Market Capitalization			$566,368,474	$570,225,929
Series B Preferred Stock			$95,030,000	$95,030,000
Series C Preferred Stock			$143,750,000	$-0-
Series D Preferred Stock			$50,000,000	$-0-
Total Market Capitalization			$1,241,568,844	$1,132,332,578

UMH Properties, Inc. | Second Quarter FY 2018 Supplemental Information	3

Consolidated Balance Sheets

	June 30 2018	December 31, 2017
	(unaudited)
ASSETS
Investment Property and Equipment
Land	$63,616,231	$61,239,644
Site and Land Improvements	485,940,966	463,242,075
Buildings and Improvements	23,380,043	22,963,926
Rental Homes and Accessories	233,339,284	216,992,988
Total Investment Property	806,276,524	764,438,633
Equipment and Vehicles	17,974,920	16,874,760
Total Investment Property and Equipment	824,251,444	781,313,393
Accumulated Depreciation	(181,393,660)	(166,444,512)
Net Investment Property and Equipment	642,857,784	614,868,881

Other Assets
Cash and Cash Equivalents	15,227,599	23,242,090
Marketable Securities at Fair Value	138,063,017	132,964,276
Inventory of Manufactured Homes	23,165,680	17,569,365
Notes and Other Receivables, net	27,944,531	25,451,053
Prepaid Expenses and Other Assets	5,470,984	3,457,083
Land Development Costs	10,023,089	6,328,578
Total Other Assets	219,894,900	209,012,445

TOTAL ASSETS	$862,752,684	$823,881,326

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgages Payable, net of Unamortized Debt Issuance Costs	$301,771,576	$304,895,117
Other Liabilities
Accounts Payable	3,922,121	2,960,739
Loans Payable, net of Unamortized Debt Issuance Costs	84,648,794	84,704,487
Accrued Liabilities and Deposits	4,358,710	4,977,886
Tenant Security Deposits	5,525,674	5,127,633
Total Other Liabilities	98,455,299	97,770,745
Total Liabilities	400,226,875	402,665,862

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
Series B - 8.0% Cumulative Redeemable Preferred Stock, par value $0.10 per share: 4,000,000 shares authorized; 3,801,200 shares issued and outstanding as of June 30, 2018 and December 31, 2017	95,030,000	95,030,000
Series C- 6.75% Cumulative Redeemable Preferred Stock, par value $0.10 per share; 5,750,000 shares authorized, issued and outstanding as of June 30, 2018 and December 31, 2017	143,750,000	143,750,000
Series D - 6.375% Cumulative Redeemable Preferred Stock, par value $0.10 per share, 2,300,000 shares authorized; 2,000,000 and -0- shares issued and outstanding as of June 30, 2018 and December 31, 2017, respectively	50,000,000	-0-
Common Stock – $0.10 par value per share: 111,363,800 and 113,663,800 shares authorized; 36,896,969 and 35,488,068 shares issued and outstanding as of June 30, 2018 and December 31, 2017, respectively	3,689,697	3,548,807
Excess Stock – $0.10 par value per share: 3,000,000 shares authorized; no shares issued or outstanding as of June 30, 2018 and December 31, 2017	-0-	-0-
Additional Paid-In Capital	170,723,905	168,034,868
Accumulated Other Comprehensive Income	-0-	11,519,582
Accumulated Deficit	(667,793)	(667,793)
Total Shareholders’ Equity	462,525,809	421,215,464

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$862,752,684	$823,881,326

UMH Properties, Inc. | Second Quarter FY 2018 Supplemental Information	4

Consolidated Statements of Income (Loss)

(unaudited)

	Three Months Ended		Six Months Ended
	6/30/2018	6/30/2017	6/30/2018	6/30/2017
INCOME:
Rental and Related Income	$28,237,771	$25,293,961	$55,508,248	$49,824,316
Sales of Manufactured Homes	3,860,779	3,523,887	6,386,266	5,442,081
TOTAL INCOME	32,098,550	28,817,848	61,894,514	55,266,397

EXPENSES:
Community Operating Expenses	12,715,180	11,871,578	25,469,996	23,351,937
Cost of Sales of Manufactured Homes	2,913,825	2,746,689	4,893,996	4,249,898
Selling Expenses	1,085,244	865,462	1,889,316	1,624,841
General and Administrative Expenses	3,282,682	2,634,309	5,641,238	4,836,611
Depreciation Expense	7,764,258	6,740,205	15,358,892	13,280,443
TOTAL EXPENSES	27,761,189	24,858,243	53,253,438	47,343,730

OTHER INCOME (EXPENSE):
Interest Income	536,176	495,778	1,006,406	969,137
Dividend Income	2,474,180	1,795,600	4,899,320	3,646,840
Other Investment Income (Loss), net	16,623,670	1,019,877	(9,255,042)	1,051,768
Other Income	132,516	417,487	199,979	465,591
Interest Expense	(3,966,992)	(4,112,214)	(7,547,460)	(8,169,944)
TOTAL OTHER INCOME (EXPENSE)	15,799,550	(383,472)	(10,696,797)	(2,036,608)

Income (Loss) before Gain (Loss) on Sales of Investment Property and Equipment	20,136,911	3,576,133	(2,055,721)	5,886,059
Gain (Loss) on Sales of Investment Property and Equipment	(64,927)	13,738	(80,632)	(10,642)
NET INCOME (LOSS)	20,071,984	3,589,871	(2,136,353)	5,875,417

Less: Preferred Dividends	5,123,257	3,789,747	10,069,430	7,579,494

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$14,948,727	$(199,876)	$(12,205,783)	$(1,704,077)

UMH Properties, Inc. | Second Quarter FY 2018 Supplemental Information	5

Consolidated Statements of Cash Flows

(unaudited)

	Six Months Ended
	6/30/2018	6/30/2017

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)	$(2,136,353)	$5,875,417
Non-Cash Items Included in Net Income (Loss):
Depreciation	15,358,892	13,280,443
Amortization of Financing Costs	306,962	326,614
Stock Compensation Expense	853,554	670,057
Provision (Benefit) for Uncollectible Notes and Other Receivables	(568,349)	550,728
Gain on Sales of Marketable Securities, net	(20,107)	(1,051,768)
Decrease in Fair Value of Marketable Securities	9,275,149	-0-
Loss on Sales of Investment Property and Equipment	80,632	10,642
Changes in Operating Assets and Liabilities:
Inventory of Manufactured Homes	(5,596,315)	(3,508,325)
Notes and Other Receivables, net of Notes Acquired with Acquisitions	(1,925,129)	(902,475)
Prepaid Expenses and Other Assets	(1,924,334)	(266,321)
Accounts Payable	961,382	1,639,370
Accrued Liabilities and Deposits	(619,176)	(480,463)
Tenant Security Deposits	398,041	494,521
Net Cash Provided by Operating Activities	14,444,849	16,638,440

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Manufactured Home Communities	(20,010,527)	(40,877,655)
Purchase of Investment Property and Equipment	(23,559,057)	(29,400,897)
Proceeds from Sales of Investment Property and Equipment	1,141,157	1,221,672
Additions to Land Development Costs	(3,694,511)	(1,618,152)
Purchase of Marketable Securities	(14,622,458)	(13,699,545)
Proceeds from Sales of Marketable Securities	268,675	8,522,083
Net Cash Used in Investing Activities	(61,476,721)	(75,852,494)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Mortgages	-0-	31,050,000
Net (Payments) Proceeds on Short Term Borrowings	(57,229)	5,893,852
Principal Payments of Mortgages and Loans	(3,393,435)	(12,659,812)
Financing Costs on Debt	(35,532)	(439,982)
Proceeds from Issuance of Preferred Stock, net of Offering Costs	48,247,280	-0-
Proceeds from Registered Direct Placement of Common Stock, net of Offering Costs	-0-	22,527,507
Proceeds from Issuance of Common Stock in the DRIP, net of Dividend Reinvestments	14,817,445	28,659,238
Proceeds from Exercise of Stock Options	835,120	5,435,634
Preferred Dividends Paid	(9,803,805)	(7,579,494)
Common Dividends Paid, net of Reinvestments	(11,502,896)	(9,730,543)
Net Cash Provided by Financing Activities	39,106,948	63,156,400

NET INCREASE (DECREASE) IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(7,924,924)	3,942,346
CASH, CASH EQUIVALENTS AND RESTRICTED CASH – BEGINNING OF PERIOD	27,891,249	9,349,489
CASH, CASH EQUIVALENTS AND RESTRICTED CASH – END OF PERIOD	$19,966,325	$13,291,835

UMH Properties, Inc. | Second Quarter FY 2018 Supplemental Information	6

Reconciliation of Net Income (Loss) to Adjusted EBITDA and Net Income (Loss) Attributable

to Common Shareholders to FFO, Core FFO and Normalized FFO

(unaudited)

	Three Months Ended		Six Months Ended
	6/30/2018	6/30/2017	6/30/2018	6/30/2017
Reconciliation of Net Income (Loss) to Adjusted EBITDA

Net Income (Loss)	$20,071,984	$3,589,871	$(2,136,353)	$5,875,417
Interest Expense	3,966,992	4,112,214	7,547,460	8,169,944
Franchise Taxes	92,925	92,925	185,850	185,850
Depreciation Expense	7,764,258	6,740,205	15,358,892	13,280,443
(Increase) Decrease in Fair Value of Marketable Securities	(16,623,670)	-0-	9,275,149	-0-

Adjusted EBITDA	$15,272,489	$14,535,215	$30,230,998	$27,511,654

Reconciliation of Net Income (Loss) Attributable to Common Shareholders to Funds from Operations

Net Income (Loss) Attributable to Common Shareholders	$14,948,727	$(199,876)	$(12,205,783)	$(1,704,077)
Depreciation Expense	7,764,258	6,740,205	15,358,892	13,280,443
(Gain) Loss on Sales of Depreciable Assets	64,927	(13,738)	80,632	10,642

Funds from Operations (“FFO”)	22,777,912	6,526,591	3,233,741	11,587,008

Adjustments:
(Increase) Decrease in Fair Value of Marketable Securities	(16,623,670)	-0-	9,275,149	-0-

Core Funds from Operations (“Core FFO”)	6,154,242	6,526,591	12,508,890	11,587,008

Adjustments:
Non- Recurring Other Expense (1)	525,000	-0-	525,000	-0-
Gain on Sales of Marketable Securities, net	-0-	(1,019,877)	(20,107)	(1,051,768)

Normalized Funds from Operations (“Normalized FFO”)	$6,679,242	$5,506,714	$13,013,783	$10,535,240

(1) Consists of one-time payroll expenditures

UMH Properties, Inc. | Second Quarter FY 2018 Supplemental Information	7

Market Capitalization, Debt and Coverage Ratios

(unaudited)

	Six Months Ended				Year Ended
	6/30/2018		6/30/2017		12/31/2017
Shares Outstanding	36,896,969		33,444,336		35,488,068
Market Price Per Share	$15.35		$17.05		$14.90
Equity Market Capitalization	$566,368,474		$570,225,929		$528,772,213
Total Debt	386,420,370		375,481,649		389,599,604
Preferred	288,780,000		186,625,000		238,780,000
Total Market Capitalization	$1,241,568,844		$1,132,332,578		$1,157,151,817

Total Debt	$386,420,370		$375,481,649		$389,599,604
Less: Cash and Cash Equivalents	(15,227,599)		(8,166,402)		(23,242,090)
Net Debt	371,192,771		367,315,247		366,357,514
Less: Marketable Securities at Fair Value (“Securities”)	(138,063,017)		(109,079,105)		(132,964,276)
Net Debt Less Securities	$233,129,754		$258,236,142		$233,393,238

Interest Expense	$7,547,460		$8,169,944		$15,876,972
Capitalized Interest	398,852		237,648		500,859
Preferred Dividends	10,069,430		7,579,494		16,844,812
Total Fixed Charges	$18,015,742		$15,987,086		$33,222,643

Adjusted EBITDA	$30,230,998		$27,511,654		$56,347,752

Debt and Coverage Ratios

Net Debt / Total Market Capitalization	29.9%		32.4%		31.7%

Net Debt Plus Preferred / Total Market Capitalization	53.2%		48.9%		52.3%

Net Debt Less Securities / Total Market Capitalization	18.8%		22.8%		20.2%

Net Debt Less Securities Plus Preferred / Total Market Capitalization	42.0%		39.3%		40.8%

Interest Coverage	3.8	x	3.3	x	3.4	x

Fixed Charge Coverage	1.7	x	1.7	x	1.7	x

Net Debt / Adjusted EBITDA	6.1	x	6.7	x	6.5	x

Net Debt Less Securities / Adjusted EBITDA	3.9	x	4.7	x	4.1	x

Net Debt Plus Preferred / Adjusted EBITDA	10.9	x	10.1	x	10.7	x

Net Debt Less Securities Plus Preferred / Adjusted EBITDA	8.6	x	8.1	x	8.4	x

UMH Properties, Inc. | Second Quarter FY 2018 Supplemental Information	8

Debt Analysis

(unaudited)

	Six Months Ended		Year Ended
	6/30/2018	6/30/2017	12/31/2017
Debt Outstanding
Mortgages Payable:
Fixed Rate Mortgages (1)	$305,066,819	$314,766,636	$308,444,180
Variable Rate Mortgages	-0-	187,535	16,606
Total Mortgages Before Unamortized Debt Issuance Costs	305,066,819	314,954,171	308,460,786
Unamortized Debt Issuance Costs	(3,295,243)	(3,650,395)	(3,565,669)
Mortgages, Net of Unamortized Debt Issuance Costs	$301,771,576	$311,303,776	$304,895,117
Loans Payable:
Unsecured Line of Credit	$35,000,000	$35,000,000	$35,000,000
Other Loans Payable	49,709,128	29,287,290	49,765,824
Total Loans Before Unamortized Debt Issuance Costs	84,709,128	64,287,290	84,765,824
Unamortized Debt Issuance Costs	(60,334)	(109,417)	(61,337)
Loans, Net of Unamortized Debt Issuance Costs	$84,648,794	$64,177,873	$84,704,487

Total Debt, Net of Unamortized Debt Issuance Costs	$386,420,370	$375,481,649	$389,599,604

% Fixed/Floating
Fixed	80.0%	84.5%	80.1%
Floating	20.0%	15.5%	19.9%
Total	100.0%	100.0%	100.0%

Weighted Average Interest Rates (2)
Mortgages Payable	4.24%	4.29%	4.24%
Loans Payable	3.73%	3.90%	3.14%
Total Average	4.13%	4.22%	4.00%

Weighted Average Maturity (Years)
Mortgages Payable	6.4	6.7	6.9

Notes:
(1) Includes a variable rate mortgage with a balance of $-0-, $10,215,752 and $-0- as of June 30, 2018, June 30, 2017 and December 31, 2017, respectively, which has been effectively fixed at an interest rate of 3.89% with an interest rate swap agreement.
(2) Weighted average interest rates do not include the effect of unamortized debt issuance costs.

UMH Properties, Inc. | Second Quarter FY 2018 Supplemental Information	9

Debt Maturity

(unaudited)

As of 06/30/18:

Fiscal Year Ended	Mortgages	Loans		Total	% of Total
2018	$-0-	$12,280,683		$12,280,683	3.2%
2019	2,500,177	4,561,819		7,061,996	1.8%
2020	11,941,945	39,672,039	(1)	51,613,984	13.2%
2021	2,175,698	558,202		2,733,900	0.7%
2022	20,663,414	366,980		21,030,394	5.4%
Thereafter	267,785,585	27,269,405		295,054,990	75.7%

Total Debt Before Unamortized Debt Issuance Cost	305,066,819	84,709,128		389,775,947	100.0%

Unamortized Debt Issuance Cost	3,295,243	60,334		3,355,577

Total Debt, Net of Unamortized Debt Issuance Costs	$301,771,576	$84,648,794		$386,420,370

Notes:
(1) Includes $35 million balance outstanding on the Company’s Line of Credit due March 2020, with an additional one year option.

UMH Properties, Inc. | Second Quarter FY 2018 Supplemental Information	10

Securities Portfolio Performance

Year Ended	Securities Available for Sale	Dividend Income	Net Realized Gain on Sale of Securities	Net Realized Gain on Sale of Securities & Dividend Income
2010	$28,757,477	$1,762,609	$2,027,943	$3,790,552
2011	43,298,214	2,512,057	2,692,649	5,204,706
2012	57,325,440	3,243,592	4,092,585	7,336,177
2013	59,254,942	3,481,514	4,055,812	7,537,326
2014	63,555,961	4,065,986	1,542,589	5,608,575
2015	75,011,260	4,399,181	204,230	4,603,411
2016	108,755,172	6,636,126	2,285,301	8,921,427
2017	132,964,276	8,134,898	1,747,528	9,882,426
2018*	138,063,017	4,899,320	20,107	4,919,427
		$39,135,283	$18,668,744	$57,804,027

* For the six months ended June 30, 2018

UMH Properties, Inc. | Second Quarter FY 2018 Supplemental Information	11

Property Summary and Snapshot

(unaudited)

	6/30/2018	6/30/2017	% Change

Communities	114	107	6.5%
Developed Sites	20,602	19,383	6.3%
Occupied	16,995	15,632	8.7%
Occupancy %	82.5%	81.2%	130bps
Total Rentals	5,996	5,092	17.8%
Occupied Rentals	5,636	4,768	18.2%
Rental Occupancy %	94.0%	93.6%	40bps
Monthly Rent Per Site	$431	$426	1.2%
Monthly Rent Per Home Rental Including Site	$737	$716	2.9%

State	Number	Total Acreage	Developed Acreage	Vacant Acreage	Total Sites	Occupied Sites	Occupancy Percentage	Monthly Rent Per Site	Total Rentals	Occupied Rentals	Rental Occupancy Percentage	Monthly Rent Per Home Rental
		(1)		(1)								(2)

Indiana	13	1,046	845	201	3,893	3,190	81.9%	$381	1,228	1,160	94.5%	$731
Maryland	1	77	10	67	63	57	90.5%	$478	-0-	-0-	N/A	N/A
Michigan	2	68	68	-0-	354	267	75.4%	$437	175	165	94.3%	$725
New Jersey	4	349	187	162	1,005	961	95.6%	$614	40	39	97.5%	$934
New York	7	617	308	309	1,154	953	82.6%	$523	297	280	94.3%	$869
Ohio	32	1,475	1,065	410	5,094	4,052	79.5%	$372	1,485	1,388	93.5%	$672
Pennsylvania	48	2,087	1,728	359	7,343	5,908	80.5%	$448	1,961	1,831	93.4%	$761
Tennessee	7	413	321	92	1,696	1,607	94.8%	$456	810	773	95.4%	$750
Total as of June 30, 2018	114	6,132	4,532	1,600	20,602	16,995	82.5%	$431	5,996	5,636	94.0%	$737

Notes:
(1) Total and Vacant Acreage of 220 for the Mountain View Estates property is included in the above summary.
(2) Includes home and site rent charges.

UMH Properties, Inc. | Second Quarter FY 2018 Supplemental Information	12

Same Property Statistics

(unaudited)

	For Three Months Ended				For Six Months Ended
	6/30/2018	6/30/2017	Change	% Change	6/30/2018	6/30/2017	Change	% Change
Community Net Operating Income

Rental and Related Income	$25,751,032	$24,106,858	$1,644,174	6.8%	$50,925,071	$47,744,334	$3,180,737	6.7%
Community Operating Expenses	10,970,969	10,566,816	404,153	3.8%	22,159,672	20,932,719	1,226,953	5.9%

Community NOI	$14,780,063	$13,540,042	$1,240,021	9.2%	$28,765,399	$26,811,615	$1,953,784	7.3%

	As of
	6/30/2018	6/30/2017	Change

Total Sites	17,916	17,878	0.2%
Occupied Sites	14,919	14,720	1.4%
Occupancy %	83.3%	82.3%	100bps
Number of Properties	101	101	N/A
Total Rentals	5,635	4,959	13.6%
Occupied Rentals	5,311	4,663	13.9%
Rental Occupancy	94.3%	94.0%	30bps
Monthly Rent Per Site	$444	$429	3.5%
Monthly Rent Per Home Rental Including Site	$734	$716	2.5%

Notes:
Same Property includes all properties owned as of January 1, 2017, with the exception of Memphis Blues.

UMH Properties, Inc. | Second Quarter FY 2018 Supplemental Information	13

Acquisition Summary

At Acquisition:
Year of Acquisition	Number of Communities	Sites	Occupied Sites	Occupancy %	Price	Total Acres
2016	3	289	215	74%	$7,277,000	219
2017	11	1,997	1,333	67%	$63,290,000	602
2018	2	669	608	91%	$20,500,000	231

2018 Acquisitions

Community	Date of Acquisition	State	Number of Sites	Purchase Price	Number of Acres	Occupancy
Redbud Village and Camelot Estates	May 30, 2018	IN	669	$20,500,000	231	91%
Total 2018 to Date			669	$20,500,000	231	91%

UMH Properties, Inc. | Second Quarter FY 2018 Supplemental Information	14

Definitions

Investors and analysts following the real estate industry utilize funds from operations (“FFO”), core funds from operations (“Core FFO”), normalized funds from operations (“Normalized FFO”), community NOI, same property NOI, and earnings before interest, taxes, depreciation, amortization and acquisition costs (“Adjusted EBITDA”), variously defined, as supplemental performance measures. While the Company believes net income (loss) available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers Community NOI, Same Property NOI, Adjusted EBITDA, FFO, Core FFO and Normalized FFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that it also adjusts for the effects of acquisitions costs, costs of early extinguishment of debt, change in the fair value of marketable securities and costs associated with the redemption of preferred stock. Normalized FFO reflects the same assumptions as Core FFO except that it also adjusts for gains and losses realized on marketable securities investments and certain one-time charges. Community NOI and Same Property NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. Adjusted EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. In addition, Community NOI, Same Property NOI, Adjusted EBITDA, FFO, Core FFO and Normalized FFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (“NAREIT”), to be equal to net income (loss) applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on securities investments.

Core FFO is calculated as FFO plus costs of extinguishment of debt, change in the fair value of marketable securities and costs associated with the redemption of preferred stock.

Normalized FFO is calculated as Core FFO excluding gains and losses realized on marketable securities investments and certain one-time charges.

FFO per Diluted Common Share, Core FFO per Diluted Common Share and Normalized FFO per Diluted Common Share is calculated using diluted weighted shares outstanding of 36,971,000 and 36,546,000 shares for the three and six months ended June 30, 2018, respectively, and 32,279,000 and 31,353,000 the three and six months ended June 30, 2017, respectively. Common stock equivalents resulting from stock options in the amount of 371,000 and 300,000 shares for the three and six months ended June 30, 2018, respectively, and 510,000 and 465,000 shares for the three and six months ended June 30, 2017, are included in the diluted weighted shares outstanding. Common stock equivalents for the six months ended June 30, 2018 and for the three and six months June 30, 2017 were excluded from the computation of the Diluted Net Income (Loss) per Share as their effect would be anti-dilutive.

Community NOI is calculated as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses. Community NOI excludes realized gains (losses) on securities transactions.

Same Property NOI is calculated as Community NOI, using all properties owned as of January 1, 2017, with the exception of Memphis Blues.

Adjusted EBITDA is calculated as net income plus interest expense, franchise taxes, depreciation, amortization and the change in the fair value of marketable securities.

Community NOI, Same Property NOI, Adjusted EBITDA, FFO, Core FFO and Normalized FFO do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. Community NOI, Same Property NOI, Adjusted EBITDA, FFO, Core FFO and Normalized FFO should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations, or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. Community NOI, Same Property NOI, Adjusted EBITDA, FFO, Core FFO and Normalized FFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

UMH Properties, Inc. | Second Quarter FY 2018 Supplemental Information	15

Press Release Dated August 7, 2018

FOR IMMEDIATE RELEASE	August 7, 2018
Contact: Nelli Madden
732-577-9997

UMH PROPERTIES, INC. REPORTS RESULTS FOR THE SECOND QUARTER ENDED

JUNE 30, 2018

FREEHOLD, NJ, August 7, 2018........ UMH Properties, Inc. (NYSE:UMH) reported Total Income for the quarter ended June 30, 2018 of $32,099,000 as compared to $28,818,000 for the quarter ended June 30, 2017, representing an increase of 11%. Net Income Attributable to Common Shareholders amounted to $14,949,000 or $0.40 per diluted share for the quarter ended June 30, 2018 as compared to a net loss of $200,000 or $0.01 per diluted share for the quarter ended June 30, 2017.

Core Funds from Operations (“Core FFO”), was $6,154,000 or $0.16 per diluted share for the quarter ended June 30, 2018 as compared to $6,527,000 or $0.20 per diluted share for the quarter ended June 30, 2017. During the recent quarter, Core FFO included a non-recurring one-time payroll expenditure of $525,000. Also, during the prior year period, Core FFO included realized gains on the sale of marketable securities of $1.0 million. Normalized Funds from Operations (“Normalized FFO”), which excludes these non-recurring items, was $6,679,000 or $0.18 per diluted share for the quarter ended June 30, 2018, as compared to $5,507,000 or $0.17 per diluted share for the quarter ended June 30, 2017, representing an increase in Normalized FFO per diluted share of 6%.

A summary of significant financial information for the three and six months ended June 30, 2018 and 2017 is as follows:

	For the Three Months Ended
	June 30,
	2018	2017

Total Income	$32,099,000	$28,818,000
Total Expenses	$27,761,000	$24,858,000
Other Investment Income, net	$16,624,000	$1,020,000
Net Income (Loss) Attributable to Common Shareholders	$14,949,000	$(200,000)
Net Income (Loss) Attributable to Common Shareholders per Diluted Common Share	$0.40	$(0.01)
Core FFO (1)	$6,154,000	$6,527,000
Core FFO (1) per Diluted Common Share	$0.16	$0.20
Normalized FFO (1)	$6,679,000	$5,507,000
Normalized FFO (1) per Diluted Common Share	$0.18	$0.17
Weighted Average Shares Outstanding	36,971,000	31,769,000

UMH Properties, Inc. | Second Quarter FY 2018 Supplemental Information	16

	For the Six Months Ended
	June 30,
	2018	2017

Total Income	$61,895,000	$55,266,000
Total Expenses	$53,253,000	$47,344,000
Other Investment Income (Loss), net	$(9,255,000)	$1,052,000
Net Loss Attributable to Common Shareholders	$(12,206,000)	$(1,704,000)
Net Loss Attributable to Common Shareholders per Diluted Common Share	$(0.34)	$(0.06)
Core FFO (1)	$12,509,000	$11,587,000
Core FFO (1) per Diluted Common Share	$0.34	$0.37
Normalized FFO (1)	$13,014,000	$10,535,000
Normalized FFO (1) per Diluted Common Share	$0.36	$0.34
Weighted Average Shares Outstanding	36,246,000	30,888,000

A summary of significant balance sheet information as of June 30, 2018 and December 31, 2017 is as follows:

	June 30, 2018	December 31, 2017

Gross Real Estate Investments	$806,277,000	$764,439,000
Marketable Securities at Fair Value	$138,063,000	$132,964,000
Total Assets	$862,753,000	$823,881,000
Mortgages Payable, net	$301,772,000	$304,895,000
Loans Payable, net	$84,649,000	$84,704,000
Total Shareholders’ Equity	$462,526,000	$421,215,000

Samuel A. Landy, President and CEO, commented on the results of the second quarter of 2018.

“We are pleased to announce another solid quarter of operating results. During the quarter, we:

●	Increased Rental and Related Income by 11.6% over the prior year period;
●	Increased Community Net Operating Income (“NOI”) by 15.6% over the prior year period;
●	Improved our Operating Expense ratio by 190 basis points over the prior year period from 46.9% to 45.0%;
●	Increased Same Property NOI by 9.2% over the prior year period;
●	Increased Same Property Occupancy by 100 basis points over the prior year period from 82.3% to 83.3%;
●	Increased home sales by 9.6% over the prior year period;
●	Increased our rental home portfolio by 389 homes to approximately 6,000 total rental homes, representing an increase of 6.9% from yearend 2017;
●	Increased rental home occupancy by 100 basis points from 93.0% at yearend 2017 to 94.0% at quarter end;
●	Acquired two communities in Indiana containing 669 home sites for a total cost of $20,500,000;
●	Reduced the weighted average interest rate on our mortgage debt from 4.3% to 4.2%;
●	Reduced the weighted average interest rate on our total debt from 4.2% to 4.1%;
●	Raised $16.4 million through our Dividend Reinvestment and Stock Purchase Plan;
●	Reduced our Net Debt to Total Market Capitalization from 32.4% to 29.9% and our Net Debt Less Securities to Total Market Capitalization from 22.8% to 18.8%;

UMH Properties, Inc. | Second Quarter FY 2018 Supplemental Information	17

●	Generated a $16.6 million improvement in our REIT securities portfolio, from a $14.4 million unrealized loss at the end of the first quarter to a $2.2 million unrealized gain at quarter end; and,
●	Increased our total market capitalization to $1.2 billion, representing an increase of 9.6% over the prior year period.”

Mr. Landy further stated, “Our business plan of acquiring value-add communities and turning them around has resulted in exceptional same property performance. Same property revenue increased by 6.8% driven by a 100-basis point increase in the occupancy rate and a 3.5% increase in our weighted average monthly site rent over the prior year period. Same property expenses only increased 3.8%, resulting in an increase in same property NOI of 9.2%.”

“During the quarter, we closed on the acquisition of two all-age communities located in Indiana for a total purchase price of $20.5 million. These communities contain 669 developed home sites of which 91% are currently occupied. We continue to execute our growth strategy and currently have an acquisition pipeline totaling $81.5 million, consisting of 6 properties containing 2,100 sites.”

“Sales have steadily improved, increasing 9.6% for the quarter and 17.3% for the year. The U.S. economy is in excellent shape. The unemployment rate is at a near record low. Wages are rising. Demand for housing, especially affordable housing, continues to increase. Given these factors, we are confident that we will have another year of double-digit sales growth.”

“During the quarter, our REIT securities portfolio performed very well. Our $14.4 million unrealized loss at the end of the first quarter is now a $2.2 million unrealized gain at quarter end, representing an improvement of $16.6 million for the quarter. Our securities portfolio generated $2.5 million in dividend income during the quarter representing a 37.8% increase over the prior year period. At quarter end, our REIT securities portfolio represented 13% of our total undepreciated assets.”

“We look forward to reporting continued progress throughout the year.”

UMH Properties, Inc. will host its Second Quarter 2018 Financial Results Webcast and Conference Call. Senior management will discuss the results, current market conditions and future outlook on Wednesday, August 8, 2018 at 10:00 a.m. Eastern Time.

The Company’s 2018 second quarter financial results being released herein will be available on the Company’s website at www.umh.reit in the “Financial Information and Filings” section.

To participate in the webcast, select the microphone icon found on the homepage www.umh.reit to access the call. Interested parties can also participate via conference call by calling toll free 877-513-1898 (domestically) or 412-902-4147 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Wednesday, August 8, 2018. It will be available until November 1, 2018 and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10121263. A transcript of the call and the webcast replay will be available at the Company’s website, www.umh.reit.

UMH Properties, Inc., which was organized in 1968, is a public equity REIT that owns and operates 114 manufactured home communities containing approximately 20,600 developed homesites. These communities are located in New Jersey, New York, Ohio, Pennsylvania, Tennessee, Indiana, Michigan and Maryland. In addition, the Company owns a portfolio of REIT securities.

UMH Properties, Inc. | Second Quarter FY 2018 Supplemental Information	18

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Note:

Non-GAAP Information: We assess and measure our overall operating results based upon an industry performance measure referred to as Funds From Operations (“FFO”), which management believes is a useful indicator of our operating performance. FFO is used by industry analysts and investors as a supplemental operating performance measure of a REIT. FFO, as defined by The National Association of Real Estate Investment Trusts (“NAREIT”), represents Net Income (Loss) Attributable to Common Shareholders, as defined by accounting principles generally accepted in the United States of America (“U.S. GAAP”), excluding extraordinary items, as defined under U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. NAREIT created FFO as a non-U.S. GAAP supplemental measure of REIT operating performance. We define Core Funds From Operations (“Core FFO”) as FFO plus costs of early extinguishment of debt, change in the fair value of marketable securities and costs associated with the redemption of preferred stock. We define Normalized Funds From Operations (“Normalized FFO”) as Core FFO excluding gains and losses realized on marketable securities investments and certain non-recurring charges. We define Community NOI as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses. FFO, Core FFO and Normalized FFO, as well as Community NOI, should be considered as supplemental measures of operating performance used by REITs. FFO, Core FFO and Normalized FFO exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have a different cost basis. However, other REITs may use different methodologies to calculate FFO, Core FFO, Normalized FFO and Community NOI and, accordingly, our FFO, Core FFO, Normalized FFO and Community NOI may not be comparable to all other REITs. The items excluded from FFO, Core FFO and Normalized FFO are significant components in understanding the Company’s financial performance.

FFO, Core FFO and Normalized FFO (i) do not represent Cash Flow from Operations as defined by U.S. GAAP; (ii) should not be considered as an alternative to net income (loss) as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity.

The reconciliation of the Company’s U.S. GAAP net loss to the Company’s FFO, Core FFO and Normalized FFO for the three and six months ended June 30, 2018 and 2017 are calculated as follows:

	Three Months Ended		Six Months Ended
	6/30/18	6/30/17	6/30/18	6/30/17
Net Income (Loss) Attributable to Common Shareholders	$14,949,000	$(200,000)	$(12,206,000)	$(1,704,000)
Depreciation Expense	7,764,000	6,740,000	15,359,000	13,280,000
(Gain) Loss on Sales of Depreciable Assets	65,000	(13,000)	81,000	11,000
FFO Attributable to Common Shareholders	22,778,000	6,527,000	3,234,000	11,587,000
(Increase) Decrease in Fair Value of Marketable Securities	(16,624,000)	-0-	9,275,000	-0-
Core FFO Attributable to Common Shareholders	6,154,000	6,527,000	12,509,000	11,587,000
Non-Recurring Other Expense (1)	525,000	-0-	525,000	-0-
Gain on Sales of Marketable Securities, net	-0-	(1,020,000)	(20,000)	(1,052,000)
Normalized FFO Attributable to Common Shareholders	$6,679,000	$5,507,000	$13,014,000	$10,535,000

(1)	Consists of one-time payroll expenditures.

The diluted weighted shares outstanding used in the calculation of Core FFO per Diluted Common Share and Normalized FFO per Diluted Common Share were 36,971,000 and 36,546,000 shares for the three and six months ended June 30, 2018, respectively, and 32,279,000 and 31,353,000 for the three and six months ended June 30, 2017, respectively. Common stock equivalents resulting from stock options in the amount of 371,000 and 300,000 shares for the three and six months ended June 30, 2018, respectively, and 510,000 and 465,000 shares for the three and six months ended June 30, 2017, respectively, are included in the diluted weighted shares outstanding. Common stock equivalents for the six months ended June 30, 2018 and for the three and six months June 30, 2017 were excluded from the computation of the Diluted Net Income (Loss) per Share as their effect would be anti-dilutive.

UMH Properties, Inc. | Second Quarter FY 2018 Supplemental Information	19

The following are the cash flows provided (used) by operating, investing and financing activities for the six months ended June 30, 2018 and 2017:

	Six Months Ended
	2018	2017
Operating Activities	$14,445,000	$16,638,000
Investing Activities	(61,477,000)	(75,852,000)
Financing Activities	39,107,000	63,156,000

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UMH Properties, Inc. | Second Quarter FY 2018 Supplemental Information	20